Exhibit 99.2

Supplemental Operating and Financial Information

Second Quarter 2005

Table of Contents

Corporate Information

Financial Information
Selected Financial Data
Consolidated Statements of Operations
Same Store Property Results and Analysis
Non-GAAP Financial Measures
Consolidated Balance Sheets
Debt Summary

Portfolio Information
Property Summary
Lease Expiration Information
Other Property Information

Selected Financial Data

Company Overview

AmeriVest Properties Inc. is a real estate investment trust (REIT) which owns and operates commercial office buildings in selected markets catering to small and medium size businesses.  At June 30, 2005, AmeriVest owned, or had an ownership interest in, 17 properties totaling approximately 2,508,000 square feet located in metropolitan Denver, Dallas, Phoenix and Indianapolis.

Strategy

We believe that office space for small to medium size businesses is a large and underserved market.  According to data compiled by the Office of Advocacy of the U.S. Small Business Administration, 89% of all U.S. businesses employed fewer than 20 employees.  As a result, we believe that many businesses have office space requirements of no more than 4,000 square feet.

Small to medium size businesses often have specific needs and limitations that are different from larger businesses.  For example, small and medium size businesses generally cannot afford large corporate staffs to manage their office leasing requirements.  These businesses have needs similar to larger firms, such as access to cutting edge technology, conference facilities, high quality telecommunications services and other amenities, but may not have a comparable budget.  Our strategy is to focus on providing an office product targeted to this large market and its unmet needs in a cost effective manner.  The key elements of our strategy include:

Provide a superior, consistent product - We provide amenities for the small and medium size businesses in our office properties that usually only larger companies would be able to obtain, such as conference rooms with the latest telecommunication and presentation equipment, high levels of common area and tenant finish, including well-designed, pre-built move-in ready space, and depending on the location, various other technology and service amenities relative to the needs of our targeted small business tenant.

Streamline the leasing process - Our leasing process is designed to meet the unique needs of a small to medium size tenant with limited real estate expertise, through our “no hassle” leasing philosophy which reduces the lease transaction time and cost for the tenant and us.

Provide a high level of service - With our deliberate focus on small and medium size businesses, we have developed a positive, service-oriented approach specifically tailored for our customer base.

Target select cities - We target cities that have excellent small business growth demographics, where we hope to build meaningful multi-property portfolios over both the near and long term.

As a result of our focused strategy, we believe that our properties provide office space that is particularly attractive for small and medium size businesses.  By executing on our strategy, we believe we have been able to maintain high occupancy rates while still maintaining strong rent per square foot trends in our core markets as compared to the general office market.

Directors and Executive Officers

Name	Position	Initial Date as Director
Charles K. Knight	Chief Executive Officer, President and Director	1999

Kathryn L. Hale	Chief Financial Officer and Secretary	—

John B. Greenman	Chief Investment Officer and Vice President	—

William T. Atkins	Director and Chairman of the Board	1999

Patrice Derrington	Outside Director	2003

Harry P. Gelles	Outside Director	2000

Alexander S. Hewitt	Director and Vice Chairman	2004

Robert W. Holman, Jr.	Lead Outside Director	2001

John A. Labate	Outside Director	1995

Jerry J. Tepper	Outside Director	2000

Corporate Headquarters	Investor Relations

1780 South Bellaire Street	Kim P. Boswood
Suite 100	(303) 297-1800 x 118
Denver, Colorado 80222	kimb@amvproperties.com
(303) 297-1800

Stock Exchange	Ticker

American Stock Exchange	AMV

Financial Information

Selected Financial Data

	As of and for the three months ended
	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
	(amounts in thousands, except share, per share and property data)

Operating Data
Real estate operating revenue (1)	$12,242	$12,639	$12,252	$11,046	$11,016
General and administrative expenses	1,483	1,316	1,348	1,106	984
G&A as a percentage of revenue	12.1%	10.4%	11.0%	10.0%	8.9%

Loss Per Share
Net loss	$(3,091)	$(2,584)	$(3,678)	$(1,302)	$(548)
Loss per share - basic	(0.13)	(0.11)	(0.15)	(0.05)	(0.02)
Loss per share - diluted	(0.13)	(0.11)	(0.15)	(0.05)	(0.02)

Funds from Operations (FFO) (2)
FFO	$1,371	$2,398	$654	$2,351	$2,796
FFO per share - basic	0.06	0.10	0.03	0.10	0.12
FFO per share - diluted	0.06	0.10	0.03	0.10	0.12

Balance Sheet Data
Net investment in real estate	$322,884	$322,606	$330,814	$301,152	$277,569
Total assets	338,743	338,705	347,954	317,767	294,877
Total liabilities	249,193	246,208	252,904	216,074	188,824
Minority interest	1,379	1,492	1,580	1,671	1,775
Total shareholders’ equity	88,171	91,005	93,470	100,022	104,278

Common Stock Data
Common shares outstanding	24,062,639	24,022,597	23,982,233	23,948,056	23,928,849
Weighted average shares - basic	24,046,982	24,011,672	23,959,656	23,934,094	23,898,957
Weighted average shares - diluted	24,093,637	24,098,003	24,076,729	24,050,124	24,011,520
Closing share price	$4.17	$5.18	$6.40	$6.68	$5.89
Share price range for period (high - low)	$5.45 - $3.95	$6.64 - $5.08	$7.30 -$6.26	$6.83 - $5.88	$6.93 - $5.48

Dividends declared per share	$—	$—	$0.13	$0.13	$0.13
Annualized dividend yield	N/A	N/A	8.1%	7.8%	8.8%
Market value of common equity	$100,341	$124,437	$153,486	$159,973	$140,941
Total liabilities	249,193	246,208	252,904	216,074	188,824
Total market capitalization	$349,534	$370,645	$406,390	$376,047	$329,765

Property Data
Properties owned	17	17	30	29	28
Rentable square feet	2,508,066	2,508,115	2,732,957	2,628,044	2,480,232
Occupancy (3)	89.4%	89.0%	88.3%	86.2%	85.1%

(1)  All periods adjusted for discontinued operations.

(2)  See page 6 for a reconciliation of FFO from net loss and a comparison of FFO per share to loss per share, the most directly comparable GAAP measures.  FFO is not intended to be a measure of cash flow or liquidity.

(3)  See page 9 for more information on the Company’s occupancy at June 30, 2005.

Consolidated Statement of Operations

	Three months ended June 30,		Six months ended June 30,
	2005	2004	2005	2004

Real Estate Operating Revenue
Rental revenue	$12,241,980	$11,015,384	$24,881,200	$20,224,258

Real Estate Operating Expenses
Property operating expenses -
Operating expenses	3,515,498	3,102,386	6,824,423	5,936,053
Real estate taxes	1,840,287	1,419,762	3,664,361	2,599,630
General and administrative expenses	1,482,787	984,265	2,798,600	1,916,814
Interest expense	3,913,586	2,722,646	7,739,673	5,334,900
Depreciation and amortization expense	4,700,779	3,364,817	9,484,768	6,061,913
Total operating expenses	15,452,937	11,593,876	30,511,825	21,849,310

Loss From Continuing Operations	(3,210,957)	(578,492)	(5,630,625)	(1,625,052)

Other Income/(Loss)
Interest income	7,265	10,893	18,004	26,256
Equity in loss of affiliate	—	—	—	(18,076)
Minority interest	112,867	61,118	200,949	61,118
Total other income/(loss)	120,132	72,011	218,953	69,298

Loss Before Discontinued Operations	(3,090,825)	(506,481)	(5,411,672)	(1,555,754)

Net Earnings/(Loss) from Discontinued Operations (1)	—	(41,107)	(263,173)	633,155

Net Loss	$(3,090,825)	$(547,588)	$(5,674,845)	$(922,599)

Loss Per Share
Basic	$(0.13)	$(0.02)	$(0.24)	$(0.04)
Diluted	$(0.13)	$(0.02)	$(0.24)	$(0.04)

Weighted Average Common Shares Outstanding
Basic	24,046,982	23,898,957	24,029,425	20,733,185
Diluted	24,046,982	23,898,957	24,029,425	20,733,185

Reconciliation to Funds from Operations (FFO): (2)
Net Loss	$(3,090,825)	$(547,588)	$(5,674,845)	$(922,599)
Depreciation and amortization expense on real estate investments	4,461,909	3,344,253	9,206,565	6,171,236
Loss/(gain) on disposition of depreciated real estate	—	—	21,804	(574,276)
Loan costs associated with the disposition of real estate	—	—	215,993	—
FFO	$1,371,084	$2,796,665	$3,769,517	$4,674,361

Funds from Operations per share - diluted	$0.06	$0.12	$0.16	$0.22

Weighted Average Common Shares Outstanding - FFO Diluted	24,093,637	24,011,520	24,092,546	20,855,351

(1)  The following amounts reflect net income/(loss) from real estate investments classified as discontinued operations, including net gains/(losses) on properties sold:

Rental revenue	$—	$387,265	$263,357	$1,044,289
Property operating expenses	—	(238,919)	(162,474)	(554,454)
Interest expense	—	(108,636)	(72,476)	(242,574)
Deferred financing costs associated with the disposition of real estate	—	—	(215,993)	—
Depreciation and amortization expense	—	(80,817)	(53,783)	(188,382)
Gain/(loss) on sale	—	—	(21,804)	574,276
Net income/(loss)	$—	$(41,107)	$(263,173)	$633,155

(2)  See page 6 for a reconciliation of FFO from net loss and a comparison of FFO per share to loss per share, the most directly comparable GAAP measures.  FFO is not intended to be a measure of cash flow or liquidity.

Same Store Property Results and Analysis

	Three months ended June 30, (1)				Six months ended June 30, (2)
	2005	2004	Change	% Change	2005	2004	Change	% Change

Real Estate Operating Revenue
Rental revenue	$10,068,764	$10,312,453	$(243,689)	-2.4%	$17,921,964	$18,145,210	$(223,246)	-1.2%

Real Estate Operating Expenses
Property operating expenses -
Operating expenses	2,804,831	2,929,921	125,090	4.3%	5,099,907	5,489,708	389,801	7.1%
Real estate taxes	1,420,229	1,336,461	(83,768)	-6.3%	2,461,223	2,319,678	(141,545)	-6.1%
Total property operating expenses	4,225,060	4,266,382	41,322	1.0%	7,561,130	7,809,386	248,256	3.2%

Net Operating Income (3)	$5,843,704	$6,046,071	$(202,367)	-3.3%	$10,360,834	$10,335,824	$25,010	0.2%

Average rent per sq. foot at June 30, (4) (5)	$20.90	$20.78	$0.12	0.6%	$20.55	$20.73	$(0.18)	-0.9%

Occupancy at June 30, (5)	88.7%	85.9%		2.8%	87.5%	85.4%		2.1%

(1)  Includes the following properties, which were operational during the entire three months ended June 30, 2004 and 2005:

Property	Sq Foot
AmeriVest Plaza at Inverness	119,053
Arrowhead Fountains	96,203
Camelback Lakes	202,540
Centerra	186,582
Chateau Plaza	171,294
Financial Plaza	310,871
Greenhill Park	246,901
Kellogg Building	110,940
Keystone Office Park	114,980
Parkway Centre II	151,880
Scottsdale Norte	78,807
Sheridan Center	139,578
Southwest Gas Building	144,509
Total	2,074,138

(2)  Includes the following properties, which were operational during the entire six months ended June 30, 2004 and 2005:

Property	Sq Foot
AmeriVest Plaza at Inverness	119,053
Arrowhead Fountains	96,203
Centerra	186,582
Chateau Plaza	171,294
Financial Plaza	310,871
Greenhill Park	246,901
Kellogg Building	110,940
Keystone Office Park	114,980
Parkway Centre II	151,880
Scottsdale Norte	78,807
Sheridan Center	139,578
Southwest Gas Building	144,509
Total	1,871,598

(3)  See page 6 for a reconciliation of Same Store Net Operating Income to Loss from Continuing Operations.

(4)  The average rent per square foot is calculated using the base rate and does not include any adjustments for straight-line rent or expense recoveries.

(5)  Reflects all signed leases, including leased but not yet occupied, at June 30, 2005 or 2004 for the respective same store populations. Signed leases do not impact revenues until the tenant has moved in and the lease has commenced, although the leased space is included in our occupancy rate.

Non-GAAP Financial Measures

Funds from Operations -

Funds from Operations (FFO) is a non-GAAP financial measure.  We believe FFO, as defined by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT) in the October 1999 White Paper (amended in April 2002), to be an appropriate measure of performance for an equity REIT, for reasons, and subject to the qualifications, specified in the paragraphs entitled “Non-GAAP Financial Measures” below.  The following table reflects the reconciliation of FFO from net loss and a comparison of FFO per share to loss per share, the most directly comparable GAAP measures:

	Three months ended
	6/30/05	3/31/05	12/31/04	9/30/04	6/30/04
	(amounts in thousands, except share, per share and property data)

Funds from Operations (FFO) -
Net loss	$(3,091)	$(2,584)	$(3,678)	$(1,302)	$(548)
Depreciation and amortization expense	4,462	4,744	4,332	3,653	3,344
Gain/loss on sale	—	22	—	—	—
Loan costs associated with the disposition of real estate	—	216
FFO	$1,371	$2,398	$654	$2,351	$2,796

Loss per share - diluted	$(0.13)	$(0.11)	$(0.15)	$(0.05)	$(0.02)

FFO per share - diluted	$0.06	$0.10	$0.03	$0.10	$0.12

Common Stock Data -
Weighted average shares - diluted	24,093,637	24,098,003	24,076,729	24,050,124	24,011,520

Non-GAAP Financial Measures - Funds from Operations (FFO) is a non-GAAP financial measure.  FFO is defined as net income or loss, computed in accordance with generally accepted accounting principles (GAAP), excluding gains or losses from sale of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.  We believe that FFO is helpful to investors as a measure of the performance of an equity REIT because, it facilitates an understanding of the operations performance of its properties without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time.  Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a more meaningful and accurate indication of our performance.  We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT), which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.  FFO does not represent cash generated from operating activities determined by GAAP and should not be considered as an alternative to net income or loss (determined in accordance with GAAP) as an indication of our financial performance or to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions.  FFO may include funds that may not be available for our management’s discretionary use due to requirements to conserve funds for capital expenditures, debt repayments property acquisitions and other commitments and uncertainties.

Same Store Property Net Operating Income -

Net Operating Income (NOI) is a non-GAAP financial measure.  NOI is defined as rental revenues less property operating expenses.  Because historically, acquisitions from year to year have had a material impact on the Company’s results of operations, we rely on Same Store NOI for assessing property performance.  We also believe Same Store property NOI is a valuable means of comparing period-to-period property performance.  The following is a reconciliation of Same Store Property NOI to Loss From Continuing Operations (amounts in throusands):

	Three months ended June 30,		Six months ended June 30,
	2005	2004	2005	2004

Same Store Property NOI	$5,844	$6,046	$10,361	$10,336
Non Same Store Property NOI	1,043	448	4,032	1,353
General and administrative expenses	(1,483)	(984)	(2,799)	(1,917)
Interest expense	(3,914)	(2,723)	(7,740)	(5,335)
Depreciation and amortization expense	(4,701)	(3,365)	(9,485)	(6,062)
Loss from Continuing Operations	$(3,211)	$(578)	$(5,631)	$(1,625)

Consolidated Balance Sheets

	June 30, 2005	December 31, 2004

Assets
Investment in real estate -
Land	$57,228,891	$58,338,781
Buildings and improvements	252,073,246	256,128,341
Furniture, fixtures and equipment	1,490,560	1,451,152
Tenant improvements	17,613,756	15,157,570
Tenant leasing commissions	4,803,677	3,101,178
Intangible assets	22,961,203	23,019,763
Less: accumulated depreciation and amortization	(33,287,211)	(26,383,036)
Net investment in real estate	322,884,122	330,813,749

Cash and cash equivalents	1,470,565	1,859,660
Escrow deposits	6,239,446	7,726,652
Accounts receivable, net	913,093	671,251
Deferred rents receivable	4,175,454	3,430,609
Deferred financing costs, net	2,284,419	2,927,696
Prepaid expenses and other assets	775,621	524,072
Total assets	$338,742,720	$347,953,689

Liabilities
Secured mortgage loans and notes payable	$204,617,372	$211,729,328
Unsecured line of credit	31,060,296	24,857,063
Accounts payable and accrued expenses	5,945,051	4,524,282
Accrued real estate taxes	3,626,552	4,486,712
Prepaid rents, deferred revenue and security deposits	3,943,214	4,190,202
Dividends payable	—	3,116,130
Total liabilities	249,192,485	252,903,717

Minority Interest	1,379,108	1,580,057

Shareholders’ Equity
Preferred stock, $.001 par value
Authorized - 5,000,000 shares
Issued and outstanding - none	—	—

Common stock, $.001 par value
Authorized - 75,000,000 shares
Issued and outstanding - 24,062,639 and 23,982,233 shares, respectively	24,063	23,982
Capital in excess of par value	132,961,816	132,585,840
Distributions in excess of accumulated earnings	(44,814,752)	(39,139,907)
Total shareholders’ equity	88,171,127	93,469,915
Total liabilities and shareholders’ equity	$338,742,720	$347,953,689

Debt Summary

		June 30, 2005				December 31, 2004
Lender	Mortgaged Property	Maturity Date		Principal Balance	Interest Rate (1)	Principal Balance	Interest Rate (1)
Fixed Rate -
Teachers Insurance and Annuity Association of America	AmeriVest Plaza at Inverness	1/10/2006		$14,327,209	7.90%	$14,412,347	7.90%

Greenwich Capital Financial Products	Parkway Centre II Centerra Southwest Gas Building	10/1/2008		37,713,488	5.13%	38,115,018	5.13%

Metropolitan Life Insurance Company	Parkway Centre III	9/10/2009		14,986,192	4.47%	15,154,645	4.47%

Allstate Life Insurance Company	Financial Plaza	10/5/2010		23,915,182	5.25%	24,173,324	5.25%

Southern Farm Bureau Life Insurance Company	Scottsdale Norte	4/1/2011		6,538,472	7.90%	6,568,596	7.90%

J. P. Morgan Chase	Hackberry View - 1st	9/1/2012		11,355,914	6.57%	11,424,345	6.57%

J. P. Morgan Chase	Hackberry View - 2nd (2)	9/1/2012		953,020	8.00%	967,654	8.00%

Teachers Insurance and Annuity Association of America	Sheridan Center Arrowhead Fountains Kellogg Building	1/1/2013		28,611,217	7.40%	28,852,678	7.40%

Allstate Life Insurance Company	Camelback - 1st	9/5/2014		15,782,194	5.82%	15,928,449	5.82%

Allstate Life Insurance Company	Camelback - 2nd	9/5/2014		4,931,936	5.82%	4,977,640	5.82%

Security Life of Denver Insurance Company	Keystone Office Park - 1st	5/1/2022		4,179,084	8.00%	4,236,333	8.00%

Security Life of Denver Insurance Company	Keystone Office Park - 2nd	5/1/2022		469,246	8.63%	474,284	8.63%

GEMSA	Hampton Court	11/1/2007		7,900,000	5.48%	7,900,000	5.48%

Transatlantic Capital Company, LLC (3)	Texas State Buildings	8/1/2028		—	—	5,579,891	7.66%
		Subtotal		$171,663,154	6.09%	$178,765,204	6.14%

Variable Rate -
KeyBank National Association - Senior Secured Line of Credit	Chateau Plaza Greenhill Park		(4)	$32,900,000	5.64%	$32,900,000	4.96%

KeyBank National Association - Unsecured Line of Credit	Unsecured		(5)	31,060,296	6.39%	24,857,063	5.63%
		Subtotal		$63,960,296	6.00%	$57,757,063	5.25%

Other notes payable -
Lease Capital Corporation	Phone system	10/31/2007		54,218	11.11%	64,124	11.11%
		Subtotal		54,218	11.11%	64,124	11.11%
		Total debt		$235,677,668	6.07%	$236,586,391	5.92%

Scheduled maturities (for the years ended December 31,) -
2005	16,542,457
2006	66,282,483
2007	11,167,321
2008	38,057,259
2009	15,526,679
Thereafter	88,101,469
Total	$235,677,668

Debt information (for the six months ended June 30, 2005) -
Additions	$7,203,233
Repayments	(6,565,859)
Scheduled principal payments	(1,546,097)
Net change in mortgage payable	$(908,723)

(1)  Interest only, does not include amortization of deferred financing costs or unused facility fees.

(2)  The amount recorded reflects a net present value calculation based on a fair market value rate of 8%. The actual loan balance assumed was $697,847 at an interest rate of 15%.

(3)  On March 2, 2005, the Company completed a Deed-in-Lieu Agreement to return these properties to the lender to satisfy the outstanding balance of the mortgage payable.

(4)  The Secured Line of Credit has a mandatory repayment of at least $10 million by September 1, 2005. The line matures on January 31, 2006.

(5)  The Unsecured Line of Credit has mandatory repayments of at least $5.0 million by September 1, 2005 and at least $10 million by January 3, 2006. The line matures on April 1, 2006.

Portfolio Information

Property Summary

			June 30, 2005		December 31, 2004
Building / Location	Year Acquired	Rentable Area (1)	Occupancy Rate (2)	Average Rent Per SF (3)	Occupancy Rate (4)	Average Rent Per SF (3)
Same Store -
Keystone Office Park Indianapolis, IN	1999/2003	114,980	75.6%	$17.19	76.8%	$17.69

Sheridan Center Denver, CO	2000	139,578	79.2%	16.30	82.0%	15.94

AmeriVest Plaza at Inverness Englewood, CO	2001	119,053	80.0%	19.13	93.9%	21.03

Arrowhead Fountains Peoria, AZ	2001	96,203	100.0%	21.92	100.0%	21.85

Kellogg Building Littleton, CO	2001	110,940	97.7%	20.75	93.0%	19.56

Parkway Centre II Plano, TX	2002	151,880	97.8%	19.61	94.8%	19.01

Centerra Denver, CO	2002	186,582	85.6%	17.89	85.2%	18.09

Chateau Plaza Dallas, TX	2002	171,294	99.5%	23.37	99.5%	23.42

Southwest Gas Building Phoenix, AZ	2003	144,509	93.6%	23.39	87.1%	22.64

Financial Plaza Mesa, AZ	2003	310,871	84.2%	23.95	83.0%	23.51

Scottsdale Norte Scottsdale, AZ	2003	78,807	98.5%	22.41	94.4%	22.74

Greenhill Park Addison, TX	2003	246,901	75.7%	17.43	77.0%	17.71

Camelback Lakes Phoenix, AZ	2004	202,540	99.8%	23.69	98.9%	21.97

Hackberry View Irving, TX	2004	114,598	95.7%	20.59	100.0%	19.78
	Subtotal	2,188,736	89.1%	$20.88	89.1%	$20.56

Post June 30, 2004 Acquisitions -
Parkway Centre III Plano, TX	2004	152,391	90.3%	20.64	93.8%	20.94

Hampton Court Dallas, TX	2004	108,183	100.0%	21.27	100.0%	21.13
	Subtotal	260,574	94.3%	$20.92	96.4%	$21.02

Joint Ventures -
Panorama Falls (5) Englewood, CO	2000	58,756	78.3%	18.22	64.8%	19.84
	Subtotal	58,756	78.3%	$18.22	64.8%	$19.84

Non-Core -
Texas State Buildings Texas	1997/1998	n/a	n/a	n/a	77.1%	9.06
	Subtotal	n/a	n/a	n/a	77.1%	$9.06
	Total	2,508,066	89.4%	$20.83	88.3%	$19.78

(1)  Includes office space but excludes storage, telecommunications and garage space.

(2)  Includes approximately 66,000 square feet (2.6% of total rentable area) that has been leased but is not yet occupied and approximately 11,000 square feet (0.4% of total rentable area) that is leased but has been vacated. Excludes approximately 6,000 square feet (0.2% of total rentable area) that expired on or about June 30, 2005.

(3)  Annualized cash basis revenue divided by leased area.

(4)  Includes approximately 73,000 square feet (2.7% of total rentable area) that has been leased but is not yet occupied and approximately 28,000 square feet (1.0% of total rentable area) that is leased but has been vacated. Excludes approximately 9,000 square feet (0.3% of total rentable area) that expired on or about December 31, 2004.

(5)  20% of the property is owned by AmeriVest and 80% of the property is owned by one other investor as tenants in common. Beginning March 31, 2004, the balance sheet and results of operations for this joint venture are included in the Company’s consolidated financial statements as a result of adopting FIN46R.

Lease Expiration Information

The following schedules detail the tenant lease expirations for our 100%–owned properties at June 30, 2005 in total and by geographic region: (1) (2)

Consolidated

Year	Number of Leases	Square Footage	Annual Revenue (3)	Percentage of Total Annual Revenue
2005	58	168,613	3,663,637	8.3%
2006	103	281,900	5,791,127	13.1%
2007	105	432,614	8,847,817	20.0%
2008	90	307,029	5,997,652	13.5%
2009	57	342,708	7,115,651	16.1%
2010	48	427,696	9,236,270	20.8%
2011	11	72,855	1,713,450	3.9%
2012	8	57,225	1,249,037	2.8%
2013	—	—	—	—
2014	2	24,062	320,480	0.7%
2015	5	25,006	321,721	0.7%
2016	1	3,126	57,049	0.1%
Total	488	2,142,834	$44,313,891	100.0%

Denver

Year	Number of Leases	Square Footage	Annual Revenue (3)	Percentage of Total Annual Revenue
2005	30	69,732	1,495,043	18.4%
2006	52	76,388	1,350,424	16.6%
2007	47	81,983	1,507,084	18.6%
2008	40	100,514	1,814,469	22.4%
2009	19	45,382	818,296	10.1%
2010	8	23,891	408,564	5.0%
2011	4	14,532	276,033	3.4%
2012	2	3,713	78,272	1.0%
2013	—	—	—	—
2014	1	19,798	235,200	2.9%
2015	4	10,073	130,501	1.6%
2016	—	—	—	—
Total	207	446,006	$8,113,886	100.0%

Phoenix

Year	Number of Leases	Square Footage	Annual Revenue (3)	Percentage of Total Annual Revenue
2005	12	48,039	1,153,147	6.6%
2006	28	113,601	2,583,334	14.7%
2007	30	145,208	3,324,483	18.9%
2008	24	84,904	1,853,366	10.6%
2009	23	171,454	4,071,305	23.2%
2010	17	143,887	3,384,819	19.3%
2011	1	16,879	388,217	2.2%
2012	2	26,684	608,112	3.5%
2013	—	—	—	—
2014	—	—	—	—
2015	1	14,933	191,220	1.1%
2016	—	—	—	—
Total	138	765,589	$17,558,003	100.0%

Dallas

Year	Number of Leases	Square Footage	Annual Revenue (3)	Percentage of Total Annual Revenue
2005	11	42,812	872,146	5.1%
2006	17	74,167	1,537,782	8.9%
2007	22	193,731	3,811,777	22.1%
2008	23	117,156	2,253,948	13.1%
2009	11	118,770	2,110,117	12.3%
2010	19	243,063	5,157,526	29.9%
2011	4	31,487	883,109	5.1%
2012	3	23,741	512,489	3.0%
2013	—	—	—	—
2014	1	4,264	85,280	0.5%
2015	—	—	—	—
2016	—	—	—	—
Total	111	849,191	$17,224,174	100.0%

Indianapolis

Year	Number of Leases	Square Footage	Annual Revenue (3)	Percentage of Total Annual Revenue
2005	5	8,030	143,301	10.1%
2006	6	17,744	319,587	22.6%
2007	6	11,692	204,473	14.4%
2008	3	4,455	75,869	5.4%
2009	4	7,102	115,933	8.2%
2010	4	16,855	285,361	20.1%
2011	2	9,957	166,091	11.7%
2012	1	3,087	50,164	3.5%
2013	—	—	—	—
2014	—	—	—	—
2015	—	—	—	—
2016	1	3,126	57,049	4.0%
Total	32	82,048	$1,417,828	100.0%

(1)  Excludes Kellogg Executive Suite and month-to-month tenants.

(2)  Does not include Panorama Falls.

(3)  Represents the annual base rent and excludes any adjustments for straight-line rent or expense recoveries.

Other Property Information

Geographic Distribution

The following chart illustrates the geographic distribution of our 100%-owned core properties (1) by square footage at June 30, 2005:

Portfolio by Lease Size (1)

Lease Size	Occupied Area	% of Occupied Area	Number of Leases	% of Total Leases
2,500 square feet and under	358,542	16.7%	265	54.3%
2,501 to 5,000 square feet	408,500	19.1%	116	23.8%
5,001 to 10,000 square feet	446,698	20.9%	65	13.3%
10,001 to 25,000 square feet	565,802	26.4%	35	7.2%
25,001 to 50,000 square feet	127,312	5.9%	4	0.8%
50,000 square feet and greater	235,980	11.0%	3	0.6%
	2,142,834	100.0%	488	100.0%

Ten Largest Customers

Tenant Name	Tenant Industry	Market	Lease Expiration	Square Feet	Annualized Rent (2)	% of Total Consolidated Annual Revenue (2)
Dean Foods Company	Wholesale trade/manufacturing	Dallas, TX	12/31/10	120,607	2,820,066	6.4%
Southwest Gas Corporation	Energy	Phoenix, AZ	8/31/09	60,046	1,501,150	3.4%
Capstar Radio Operating Co.	Entertainment	Phoenix, AZ	5/31/10	55,327	1,438,502	3.2%
Hewitt Associates L.L.C.	Consulting/business services	Dallas, TX	1/31/10	43,137	938,230	2.1%
Humana Health Plan, Inc.	Healthcare	Phoenix, AZ	3/14/06	29,848	597,830	1.3%
DNA Productions	Computer systems and software	Dallas, TX	6/30/09	28,570	582,131	1.3%
Allied Solutions	Financial services - insurance	Dallas, TX	12/31/09	25,757	450,747	1.0%
Schlumberger Technology Corp.	Energy	Dallas, TX	7/31/07	24,606	472,284	1.1%
Vision Offices Mesa, L.L.C.	Consulting/business services	Phoenix, AZ	10/31/12	24,444	558,832	1.3%
Compass Bank	Financial services - bank	Phoenix, AZ	9/30/09	23,883	600,092	1.4%
				436,225	9,959,864	22.5%

Tenant Diversification by Industry

The following table categorizes the leased area of our 100%-owned core properties by our tenant’s industry at June 30, 2005: (1)

Wholesale trade and manufacturing	11.1%
Real estate	10.8%
Consulting and business services	10.2%
Healthcare	8.4%
Financial services - mortgage	7.7%
Financial services - advisement and brokerage	7.1%
Legal	6.8%
Financial services - insurance	6.8%
Energy	5.9%
Computer systems and software	5.7%
Travel, entertainment and food service	4.0%
Telecommunications	3.5%
Accounting	2.8%
Financial services - banks	2.1%
Other	7.1%

(1)  Does not include Panorama Falls.

(2)  Represents the current annualized base rent and excludes any adjustments for straight-line rent or expense recoveries.  Effective January 1, 2006, the annualized rent for Dean Foods will be approximately $2.1 million.